JP Morgan High Yield Conference United Continental Holdings, Inc. March 1, 2011 Exhibit 99.1

Safe Harbor Statement
Certain statements included in this presentation are forward-looking and thus reflect our current expectations and beliefs with respect to certain current and future events and financial performance. Such forward-looking statements are and will be subject to many risks and uncertainties relating to our operations and business environment that may cause actual results to differ materially from any future results expressed or implied in such forward-looking statements. Words such as “expects,” “will,” “plans,”
“anticipates,” “indicates,” “believes,” “forecast,” “guidance,” “outlook” and similar expressions are intended to identify forward-
looking statements. Additionally, forward-looking statements include statements which do not relate solely to historical facts, such as statements which identify uncertainties or trends, discuss the possible future effects of current known trends or uncertainties, or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. All forward-looking statements in this presentation are based upon information available to us on the date of this presentation. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except as required by applicable law. Our actual results could differ materially from these forward-looking statements due to numerous factors including, without limitation, the following: our ability to comply with the terms of our various financing arrangements; the costs and availability of financing; our ability to maintain adequate liquidity; our ability to execute our operational plans; our ability to control our costs, including realizing benefits from our resource optimization efforts, cost reduction initiatives and fleet replacement programs; our ability to utilize our net operating losses; our ability to attract and retain customers; demand for transportation in the markets in which we operate; an outbreak of a disease that affects travel demand or travel behavior; demand for travel and the impact that global economic conditions have on customer travel patterns; excessive taxation and the inability to offset future taxable income; general economic conditions (including interest rates, foreign currency exchange rates, investment or credit market conditions, crude oil prices, costs of aviation fuel and energy refining capacity in relevant markets); our ability to cost-effectively hedge against increases in the price of aviation fuel; any potential realized or unrealized gains or losses related to fuel or currency hedging programs; the effects of any hostilities, act of war or terrorist attack; the ability of other air carriers with whom we have alliances or partnerships to provide the services contemplated by the respective arrangements with such carriers; the costs and availability of aviation and other insurance; the costs associated with security measures and practices; industry consolidation or changes in airline alliances;
competitive pressures on pricing and on demand; our capacity decisions and the capacity decisions of our competitors; U.S. or foreign governmental legislation, regulation and other actions (including open skies agreements); labor costs; our ability to maintain satisfactory labor relations and the results of the collective bargaining agreement process with our union groups; any disruptions to operations due to any potential actions by our labor groups; weather conditions; the possibility that expected merger synergies will not be realized or will not be realized within the expected time period; and other risks and uncertainties set forth under Item 1A., Risk Factors of Annual Report on Form 10-K, as well as other risks and uncertainties set forth from time to time in the reports we file with the SEC. Consequently, forward-looking statements should not be regarded as representations or warranties by us that such matters will be realized.

Gerry Laderman Senior Vice President Finance and Treasurer United Continental Holdings, Inc.

UAL fourth quarter 2010 results
•
Earned net income of $160M or $0.44 per
diluted share
1
•
Pre-tax earnings of $172M and pre-tax
margin of 2.0%
1
•
Passenger unit revenue increased 11.5%
year-over-year vs. pro forma 4Q 2009
•
Generated $106M of operating cash flow
•
Year end unrestricted cash balance of
$8.7B
1. Excludes specials, one-time items and non-cash MTM hedge gains/losses. See GAAP to non-GAAP reconciliation in Appendix A
Source: Earnings release Form 8-K filed on 1/26/11.

Top tier financial performance driven by industry leading
revenue premium
•
Well diversified global network
•
Carrier of choice for business and premium travelers
•
Award winning loyalty programs and industry leading operational performance
FY 2010 PRASM
2
FY 2010 Pre-tax Income Margin
1
-1.9%
3.9%
4.6%
4.8%
7.4%
1. Excludes specials, one-time items and non-cash MTM hedge gains/losses. See GAAP to non-GAAP reconciliation in Appendix A
2. Consolidated PRASM numbers for carriers other than UAL adjusted for length of haul versus UAL’s length of haul
Source: Earnings releases and SEC filings.
8.11
9.36
10.55
10.71
11.81

World’s leading network with unsurpassed presence

#1 across the
Pacific
#2 across the
Atlantic
#2 to Latin
America
#1 in US /
Canada
Rankings by ASMs as of TME 4Q10
Source: Earnings releases and SEC filings.

Best-in-class products, including Economy Plus seating 7 Lie-flat seats in premium cabins Boeing Sky Interior on new B-737 Economy Plus® seating with up to 5 inches of more legroom

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UNITED

Continue to grow ancillary revenue streams and
expect them to exceed $2B in 2011

Creating industry leading products
to let customers tailor their experience
Improving how and when we offer
these products to our customers
Economy Plus® Upsell
Premium Cabin Upsell
Seating & Space
Onboard
Buy-on-Board Meals
Premium Wines
Baggage Services
1
st
& 2
nd
Checked Bags
Premium Experience
United Club Lounge Pass
Premier® Travel
Premier Line
Award Accelerator
Flexibility
FareLock®

Economies of Scale

Elimination of Redundancies

UNITED

Expect to generate net synergies of $1.0 to $1.2B

•
Airport efficiencies
•
Improved website content,
accessibility and penetration
•
Streamline corporate overhead
•
Co-locate airport facilities
•
Reduce IT overlap
Examples: Expected by summer 2011:
•
Harmonized boarding and departure
management processes
•
Websites will offer and sell flights
across the new United Airlines as
one network
•
All management employees selected
•
Co-located at more than 35 stations
•
Transition to selected major IT
systems underway

We remain focused on achieving our Go Forward Plan goals
Fly to Win
•Be profitable every year, across the business cycle
Fund the future
•Maintain appropriate liquidity and use our assets to
build our future
Make reliability a reality
•Deliver clean, safe and reliable air transportation and a
competitive product
Working together
•Make the new United a great place to work

United continues to manage fleet for profitability, fuel
efficiency and flexibility

•
Expected 2011 deliveries: 4 Boeing 737
•
1Q: 2 Boeing 737-800
•
2Q: 1 Boeing 737-900
•
3Q: 1 Boeing 737-800
•
New 737 equipped with winglets; will
replace older less fuel efficient aircraft
•
Firm orders for 50 Boeing 787 and 25
Airbus A350 aircraft
Industry leading order book will
continue to improve fuel efficiency
Over 325 aircraft have leases expiring or
will become unencumbered by 2015

Capacity and hedge strategies help to mitigate
risk due to rising fuel
FY 2011 capacity guidance
remains disciplined
Approximately 40% of expected
2011 fuel needs hedged
2Q11 1Q11
17%
4Q11 3Q11
34%
50%
63%
Consolidated
1.0% - 2.0%
International
4.5% - 5.5%
Domestic
(0.5)% - (1.5%)
Guidance Range
Source: 1/26/11 UAL Form 8-K Investor Update.

United generated more than $3.2B of operating
cash flow during 2010
FY 2010 Operating Cash Flow ($B)
1. Revenue defined as  2010 FY consolidated revenue.
Source:  Carrier Form 10-Ks.
OCF % of Revenue
1
9.4%              8.7%           12.9%            5.6%        6.8%
0.8
1.2
1.6
2.8
3.2

United has strong liquidity position and announced
plans to prepay debt
2010 Year End Liquidity
1
(Percent of 2010 Revenue)
1. Liquidity is calculated based on 4Q10 ending unrestricted cash balance and 2010 FY consolidated revenue.
2. Source:  Carrier Earnings Release 8Ks
•
Prepaid $150M of debt in January 2011
•
Has $2.5B of scheduled debt payments
in 2011
•
Even at current elevated fuel price,
United has sufficient liquidity for
integration
16.1%
16.4%
20.3%
25.5%
Year End
Liquidity
Balance
$8.7B          $4.5B         $5.2B         $1.9B

In 2011 United will work to:
Achieve sustained, sufficient profitability through the business cycle
Capture synergies through network optimization and cost savings
Maintain focus on operating a clean, reliable and safe airline
Continue to systematically hedge to reduce fuel volatility exposure
Manage cash balance to mitigate economic environment and integration risk

Appendix A
GAAP to non-GAAP reconciliation
Three Months Ended Twelve Months Ended
12/31/2010 12/31/2010
PRE-TAX MARGIN ($M)
Earnings/(Loss) before income taxes and after equity in earnings of affiliates
($324) $854
Add: impairments, special items and other charges and non-cash, net mark-
to-market gains/losses
$496 $777
Adjusted Pre-Tax Income/(Loss) $172 $1,631
Revenue $8,433 $34,013
Adjusted Pre-Tax Margin 2.0% 4.8%
Three Months Ended
12/31/2010
NET INCOME/(LOSS) - GAAP  ($M)
Earnings/(Loss) after income taxes and equity in earnings of affiliates ($325)
Add: impairments, special items and other charges and non-cash, net mark-
to-market gains/losses $485
Adjusted Net Income/(Loss) $160